SECURITIES AND EXCHANGE COMMISSION


Washington, D.C.  20549


____________


FORM 8-K


CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) January 10, 1999


MBNA America Bank, National Association
(as Originator of the MBNA Master Credit Card Trust II)
(Exact name of registrant as specified in its charter)

on behalf of

MBNA Master Credit Card Trust II

				United States
		333-62025					51-0331454
(State or Other Jurisdiction of Incorporation)		(Commission File
Number)		(IRS Employer
Identificat
ion Number)



			Wilmington, Delaware
	19884-0781
(Address of Principal Executive Office)			       (Zip Code)


Registrant's telephone number, including area code (800) 362-6255


N/A
(Former Name or Former Address, if Changed Since Last Report)
INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.	Not Applicable.

Item 2.	Not Applicable.

Item 3.	Not Applicable.

Item 4.	Not Applicable.

Item 5.	On January 10, 1999 the Pooling and Servicing Agreement for
the MBNA Master Credit Card Trust II, dated as of August 4,
1994 between MBNA America Bank, National Association, as
Seller and Servicer, and the Bank of New York, as Trustee was amended by the Third Amendment to the Pooling and Servicing Agreement, dated as of January 10, 1999. The
Third Amendment to the Pooling and Servicing Agreement is attached hereto as Exhibit 4.01.

Item 6.	Not Applicable.

Item 7.	Exhibits.

The following is filed as an Exhibit to this Report under Exhibit 4.01.

	Exhibit 4.01	Third Amendment to the Pooling and Servicing
Agreement dated as of January 10, 1999.

Item 8.	Not Applicable.

Item 9.	Not Applicable.

SIGNATURES

				Pursuant to the requirements of the Securities
Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

MBNA America Bank, National
Association,
on behalf of the MBNA
Master Credit Card Trust II


By: 		/s/ Jerry M.
Hamstead
   Name:	Jerry M. Hamstead
   Title:	First Vice
President


EXHIBIT INDEX


Exhibit			Description

Exhibit 4.01	Third Amendment to the Pooling and Servicing
Agreement dated as of January 10, 1999.EXHIBIT 4.01

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